                                                                      EXHIBIT 24

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that VINCENT C. BYRD, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and
M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Vincent C. Byrd
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that KATHRYN W. DINDO, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and
M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 5, 2005                                      /s/ Kathryn W. Dindo
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that FRED A. DUNCAN, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 12, 2005                                     /s/ Fred A.Duncan
-------------                                     ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that ELIZABETH VALK LONG, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Elizabeth Valk Long
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that CHARLES S. MECHEM, JR., director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Charles S. Mechem, JR.
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that RICHARD K. SMUCKER, director of The
J. M. Smucker Company, hereby appoints Timothy P. Smucker and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Richard K. Smucker
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that TIMOTHY P. SMUCKER, director of The
J. M. Smucker Company, hereby appoints Richard K. Smucker and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Timothy P. Smucker
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that WILLIAM H. STEINBRINK, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 5, 2005                                      /s/ William H. Steinbrink
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that R. DOUGLAS COWAN, director of The J.
M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and
M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 8, 2005                                      /s/ R. Douglas Cowan
-------------------                               ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that GARY A. OATEY, director of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned director might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Gary A. Oatey
------------                                      ------------------------------
Date                                              Director

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that RICHARD G. JIRSA, corporate controller of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The
J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned corporate controller might or could do in person, in furtherance of the foregoing.

July 6, 2005                                      /s/ Richard G. Jirsa
------------                                      -----------------------------
Date                                              Corporate Controller

                            THE J. M. SMUCKER COMPANY

                            REGISTRATION ON FORM 10-K

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that MARK R. BELGYA, vice president, chief financial officer, and treasurer of The J. M. Smucker Company, hereby appoints Timothy P. Smucker, Richard K. Smucker, and M. Ann Harlan, and each of them, with full power of substitution, as attorney or attorneys of the undersigned, to execute an Annual Report on Form 10-K for the fiscal year ended April 30, 2005, in a form that The J. M. Smucker Company deems appropriate and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, all pursuant to applicable legal provisions, with full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned vice president, chief financial officer, and treasurer might or could do in person, in furtherance of the foregoing.

July 8, 2005                            /s/ Mark R. Belgya
------------                            -----------------------------
Date                                    Vice President, Chief Financial Officer,
                                        and Treasurer